Application for                    INDIVIDUAL
                                   LIFE INSURANCE

                                   NEW YORK



                                   [Aetna logo]




                                   Aetna Life Insurance and Annuity Company

When completing the application         Please:

                                        [bullet]  Print legibly. (If possible,
                                                  use black ink.) This will
                                                  ensure that application
                                                  information is accurate and
                                                  easy to photocopy.

                                        [bullet]  If blood or urine is required,
                                                  please sign the consent form.
                                                  (State of residence determines
                                                  appropriate consent form to be
                                                  used.

                                        [bullet]  Include any special
                                                  supplements that may be
                                                  required, (e.g. aviation
                                                  and/or avocation, child rider,
                                                  Variable Life supplement.

                                        [bullet]  Ensure that automatic
                                                  requirements (blood, exam,
                                                  etc.) are completed.

                                        [bullet]  Complete enclosed Transmittal
                                                  letter for applications of
                                                  $1,000,000 to $5,000,000, or
                                                  if there is special
                                                  information that would assist
                                                  the underwriter in
                                                  underwriting the case. Cases
                                                  over $5,000,000 please submit
                                                  supporting documentations such
                                                  as audited financial
                                                  statements, income tax
                                                  returns, etc.

                                        [bullet]  Ask all questions of the
                                                  proposed insured. Do not
                                                  assume anything.

                                        [bullet]  If you must change application
                                                  information prior to
                                                  submission, draw a line
                                                  through it, enter the correct
                                                  information and have the
                                                  proposed insured initial the
                                                  change.

                                        [bullet]  Signatures required on:
                                                  application, ACP form if
                                                  requested, MIB authorization,
                                                  Owner/Taxpayer form and TIA.
                                                  Agent must also sign the
                                                  application and transmittal
                                                  letter.

                                        [bullet]  Agent signature must include
                                                  the agent license number and
                                                  not the agent code number.

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
[Atena logo]                      LIFE INSURANCE APPLICATION
                                  Aetna Life Insurance and Annuity Co.
                                  151 Farmington Avenue
                                  Hartford, CT  06156-1961
---------------------------------------------------------------------------------------------------------------------------------
General          ANSWER ALL QUESTIONS IF:
Information      [checkmark] New Insurance       |_| Increase Amount        $              |_| Contract No.
                                                                           --------------                         ---------------
                 ANSWER QUESTIONS 1, 8 (if applicable), 4, 20, 21 & Owner/Taxpayer Id. Number
                 |_| Term Conversion/Guaranteed Option            $             .      Continue     $                as term
                                                                  -----------------                 ----------------
                 |_| Other Contract Change _________________________________ ANSWER APPLICABLE QUESTIONS
                 |_| Contract Number to be changed/converted
---------------------------------------------------------------------------------------------------------------------------------
ST OF DEL        [checkmark] STATE OF DELIVERY  _________________________________________________________________________________
---------------------------------------------------------------------------------------------------------------------------------
(Proposed)       1.  Print Full Legal Name  (First, Middle, Last)
Insured          John J. Doe
                 ----------------------------------------------------------------------------------------------------------------
Information      Residence Address (Number, Street) P. O. Box
                 123 Main Street
                 ----------------------------------------------------------------------------------------------------------------
                 City, State and Zip Code
                 Albany, NY 12212
                 ----------------------------------------------------------------------------------------------------------------
                 Sex            Date of Birth (mm/dd/yy)              Place of Birth          MVR License # and License State
                 Male           01/01/52                              Albany, NY                    0612345           NY
                 ----------------------------------------------------------------------------------------------------------------
                 2a.  Occupation (Title & Give Exact Duties)
                 Teacher
                 ----------------------------------------------------------------------- ----------------------------------------
                 2b.  Employer's Name and Address                                        2c.  Annual Income
                 City of Albany                                                               $75,000
                 ----------------------------------------------------------------------------------------------------------------
                 2d.  Amount of life insurance presently in force:
                 Aetna      $0.00           ADB       $0.00          Other Companies         $0.00          ADB        $0.00
                            ---------------           --------------                         --------------            ----------
                 Are there current negotiations with other companies?             |_|  Yes      [checkmark]  No
                 If Yes, advise Company and results.
                                                             --------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
                 3.  Will life insurance or annuity in any Company be replaced or changed if insurance applied for is
                 issued?          |_|  Yes      [checkmark]  No
                 Explain
---------------------------------------------------------------------------------------------------------------------------------
Insurance        4.  Basic Plan       Group Variable UL                      Face Amount          $175,000
                                      --------------------------------------                      -------------------------------
Information      Death Benefit Option (if applicable)        Option 1
                                                             --------------------------------------------------------------------
                 Dividend Option       |_| Pay in Cash           |_|   Reduce premium (not for salary deduction)
                 |_|  Other                                      |_|   Specify
                                       -----------------------------                         ------------------------------------
                 Direct Billing Frequency     |_|  Annual                 |_|  Semi-Annual
                                              |_|  Quarterly              [checkmark]   Monthly (ACP/List Bill) Plan
                 List Supplemental Benefits/Riders & Amounts (e.g. WP, ADB, EPOR, ROPR)

                 -------------------------------------       --------------------------------      ------------------------------

                 -------------------------------------       --------------------------------      ------------------------------

                 -------------------------------------       --------------------------------      ------------------------------

                  * For CIR - Submit application supplement(1)

                                       3

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(Proposed)       NON MEDICAL - QUESTIONS 5-19 SHOULD NOT BE COMPLETED FOR TERM
Insured          CONVERSIONS OR  EXERCISE OF GUARANTEED INSURABILITY  OPTION
Information      5.  HAVE YOU WITHIN 2 YEARS:  (IF YES, EXPLAIN)
                     a.  Flown as a pilot or crew member or intend to do so? (If Yes, furnish
                         Aviation  supplement)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                     b.  Engaged in motor vehicle or boat racing, rock or mountain climbing, hang gliding or sky, skin or scuba diving or intend such activities?
                         (If Yes, furnish Avocation supplement) . . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                     c.  Had your license suspended or revoked, had 3 or more moving violations,
                         or been charged with driving under the influence of alcohol or drugs?                 |_| Yes
                                                                                                               [checkmark] No

                     d.  Frequently traveled outside of the United States or intend to do so? . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                 6.  HAVE YOU EVER:
                     a.  Had insurance refused, or offered only with an extra premium? . . . . . . . .  . .    |_| Yes
                                                                                                               [checkmark] No

                     b.  Been arrested and convicted for a felony offense?. . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                 7.  HAVE YOU IN THE LAST 5 YEARS:  (IF YES, EXPLAIN)
                     a.  Used hallucinogenic or narcotic drugs not prescribed by a doctor?. . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No

                     b.  Used alcoholic beverages? (Note type, quantity and frequency). . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                     c.  Had or been advised to have medical treatment or counseling from a
                         commonly recognized practitioner or organization for alcohol or drug use?. . . . .    |_| Yes
                                                                                                               [checkmark] No
----------------
Smoking          8.  a.  Have you smoked cigarettes within the past 12 months?. . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
Information              If Yes, how much?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------------

                     b.  If No, have you used any other tobacco products within the past 12 months
                         (e.g. cigar, pipe, smokeless tobacco)? . . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No

                         If Yes, have you smoked cigarettes within the past 10 years? . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                     c.  Have you used any nicotine substitutes within the past 12 months
                         (e.g. patch, gum)?  . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
----------------
Height &         9.  a.  What is your current height? . . . . . . . . . . . . . . . . . . . . . . . . . . .    6'0"
                                                                                                               ------------------
Weight               b.  What is your current weight? . . . . . . . . . . . . . . . . . . . . . . . . . . .    200lbs
                                                                                                               ------------------
                     c.  If under age 2, birth weight?  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                               ------------------
----------------
History          10. Have you had a history of heart, lung or liver disorder, stroke, diabetes or
                     cancer?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
---------------------------------------------------------------------------------------------------------------------------------
Attending        11. Name, address and phone number of personal physician, date, reason last seen and results.
Physician        Dr. Jones
                 ----------------------------------------------------------------------------------------------------------------
Information      10 Summer Street, Albany, NY 12257 (212) 474-4777
                 ----------------------------------------------------------------------------------------------------------------
                 Routine Physical on 9/30/96.
                 ----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                 ADDITIONAL INFORMATION (Give details of YES answers, dates and results) For additional space please use Addendum Sheet.
                 -------------------------------- -------------------------------------------------------------------------------
QUES. #
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

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 IF AN EXAM IS REQUIRED AND QUESTION 10 IS ANSWERED "YES" AN MD EXAM IS REQUIRED

                                       4


---------------------------------------------------------------------------------------------------------------------------------
(Proposed)       PART II - QUESTIONS 12 - 19 REQUIRED EVEN FOR EXAMINED BUSINESS
Insured          12.  HAVE YOU EVER IN THE LAST 10 YEARS HAD OR BEEN TREATED
Information           FOR:  (IF YES, EXPLAIN)
                      a.  Mental or nervous disorder? . . . . . . . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      b.  Disease of the nervous system or brain? . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      c.  Fainting, seizures, paralysis or stroke?. . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      d.  Shortness of breath, persistent cough?  . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      e.  Emphysema or other lung disease?  . . . . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      f.  Chest pain, high blood pressure, heart attack, heart murmur, disease of the
                          heart or blood vessels? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      g.  Hepatitis, cirrhosis, or other disease of the liver or pancreas? . .  . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      h.  Ulcer, colitis, chronic diarrhea, or other disorder of the stomach or intestines?    |_| Yes
                                                                                                               [checkmark] No
                      i.  Sugar, albumin, blood or pus in urine?. . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      j.  Disease of the kidneys, reproductive organs or sexually transmitted disease
                          (other than AIDS)?                                                                   |_| Yes
                                                                                                               [checkmark] No
                      k.  Diabetes, thyroid or glandular disease? . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      l.  Arthritis, disease or injury of the muscles, bones or joints? . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      m.  Cancer, tumor, cyst, disease of skin or lymph glands? . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                 13.  HAVE YOU IN THE LAST 10 YEARS (IF YES, EXPLAIN):
                      a.  Been diagnosed or treated for immune deficiency (other than AIDS), anemia
                          or other blood disorder by a member of the medical profession?  . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      b.  Had recurrent fever, fatigue or unexplained weight loss?  . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                 14.  Have you in the last 10 years been diagnosed or treated for AIDS/ARC by
                      a member of the medical profession? . . . . . . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                 15.  OTHER THAN ABOVE, HAVE YOU WITHIN THE PAST 5 YEARS:
                      (IF YES, EXPLAIN)
                      a.  Had a checkup, consultation, illness, injury, surgery or diagnostic test? . . . .    [checkmark] Yes
                                                                                                               |_| No
                      b.  Been advised to have any diagnostic test, hospitalization or surgery which
                           was not completed (other than for HIV)?  . . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                 16.  a.  Are you now under observation or treatment? . . . . . . . . . . . . . . . . . . .    |_| Yes
                                                                                                               [checkmark] No
                      b.  Do you need assistance, supervision or use of medical appliances of any              |_| Yes
                          kind? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    [checkmark] No
                 17.  Have you within 90 days had or been advised to have surgery or to be admitted to a medical facility or within 2 years been treated or diagnosed by a physician
                      for heart disease, stroke, immune disorder (other than AIDS) or cancer?   . . . . . .    |_| Yes
                                                                                                               [checkmark] No
----------------
Family           18.  a.  Do you have a family history of diabetes, heart disease or hereditary
History                   disease?  (If Yes, explain) . . . . . . . . . . . . . . . . . . . . . . . . . .      |_| Yes
                                                                                                               [checkmark] No
                      b.  Father, age:  68         health status:   healthy          if deceased, cause:
                                      ------                        ----------                                 ------------------
                      c.  Mother, age:  65         health status:   healthy          if deceased, cause:
                                      ------                        ----------                                 ------------------
----------------
Explanations     19.  EXPLANATIONS:  Include, nature and severity of condition, frequency of attacks, treatments
                      For additional space please use Addendum Sheet.
---------------------------------------------------------------------------------------------------------------------------------
QUESTION #
---------------------------------------------------------------------------------------------------------------------------------
15a              Routine Physical
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


                                       5




                          BENEFICIARY/OWNER INFORMATION

---------------------------------------------------------------------------------------------------------------------------------
Beneficiary      20. A.  PRIMARY (provide full name and relationship)
Information      Mary J. Doe, Wife
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
                 Soc. Sec. #       ###-##-####
                 ----------------------------------------------------------------------------------------------------------------
                     B.  SECONDARY (If any, provide full name and relationship)

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
                 Unless otherwise requested, if more than one beneficiary is named, payment will be made in equal shares. If no beneficiary survives the insured, payment will be made to the executors or administrators of the insured.

                     C.  OTHER |_|  (e.g. Mode Settlement, Trustee under the Will, Individual Creditor. If Creditor -
                         who will receive any balance.)
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
                 Soc. Sec. #
                 ----------------------------------------------------------------------------------------------------------------
                     D.  FINAL (check one)    [checkmark]  Estate of the Insured
                                                      |_|  Executors or Administrators of the Survivor of the Beneficiary(ies)

---------------------------------------------------------------------------------------------------------------------------------
OWNER            OWNER:  THE (PROPOSED) INSURED IS OWNER UNLESS UNDER AGE 15 OR OTHERWISE
                         REQUESTED.
                 21. A.  PRIMARY (Provide full name, address, relationship and Date of Birth, mm/dd/yy)

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
                     B.  SECONDARY (If any, provide full name, address, relationship and Date of Birth, mm/dd/yy)

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
                     C.  OTHER  |_|

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
                     D.  FINAL: (check one)     |_|  Insured
                                                |_|  Insured at legal age in delivery state
                                        [checkmark]  Executors or Administrators of the Survivor of the Owner(s)


                                       6




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22.  Any payment is subject to the terms and conditions of the Temporary
     Insurance Agreement. If payment is made, the Temporary Insurance Agreement must be provided and explained.

23.        If automatic payment from checking account is selected:
           I (we) authorize Aetna Life Insurance and Annuity Company (ALIAC) to debit my (our) checking account electronically, by paper means or by any other commercially accepted method, to cover premiums and other payments for my policy(ies)/certificate(s). I (we) also authorize my financial institution named on the voided check attached to charge my account for such payments. If my/our account number or financial institution change, I (we) authorize ALIAC to accept verbal instructions from me regarding such changes, and to change this authorization accordingly. This authorization is to remain in full force and effect until ALIAC has received written notification from me (or either of us) of its termination within a reasonable time to take action.

|_|  Attach "VOID" Check     Date of draw (8th, 20th or 28th)   -----------------------------------------------------------------

Signature of Payor
                    -------------------------------------------------------------------------------------------------------------


24.  The answers above are true and complete to the best of my knowledge and belief.

     I agree that no producer may alter the terms of the application, the Temporary Insurance Agreement or the policy/certificate, nor can the producer waive any of Aetna's rights or requirements.

     I agree that coverage can take effect only if the proposed insured is alive, and all answers in this application material to the risk are still true and complete to the best of my knowledge and belief when the policy/certificate is delivered and the entire first premium is paid.

     I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured, or of any changes to any answers on this application, prior to delivery of this policy/certificate.




---------------------------------------------------------------------------------------------------------- ----------------------
Signature of (Proposed) Insured  (Required if age 10 or over)                                              Date
John J. Doe                                                                                                09/01/97
---------------------------------------------------------------------------------------------------------- ----------------------
(Signature of parent if juvenile under age 10)                                                             Date

---------------------------------------------------------------------------------------------------------- ----------------------
Signature of Applicant/Owner, if other than proposed insured                                               Date

---------------------------------------------------------------------------------------------------------- ----------------------
Signature of Assignee, if applicable                                                                       Date

---------------------------------------------------------------------------------------------------------- ----------------------
City                                                 State                                                 Zip
Albany                                               NY                                                    12257
---------------------------------------------------------------------------------------------------------- ----------------------
Signature of Agent I M Agent                         Agent License #567                                    Date  09-01-97


                                       7


                                 AGENT'S REPORT

---------------------------------------------------------------------------------------------------------------------------------
PHI              Please complete and explain the PHI process to the (proposed) insured.
Information      Please provide both numbers and the best place to call:
                 [checkmark]  Home Phone No.           (860) 474-1324              |_|  AM     [checkmark]  PM
                 [checkmark]  Business Phone No.       (860) 474-5678      [checkmark]  AM             |_|  PM
---------------------------------------------------------------------------------------------------------------------------------
                 1.  Underwriting Requirements        |_|  Nonmed       [checkmark]  Paramedical       |_|  Medical
                     Blood Profile/Urine Test required.            |_| Yes     [checkmark]  No
                 2.  Is the proposed insurance for business purposes?          |_| Yes      [checkmark]  No
                     If Yes, are other principals commensurately insured?      |_| Yes              |_|  No. (If No, explain)
                 3.  Is application in lieu of Group?               |_|  Yes      [checkmark]  No
                 4.  Have you seen the proposed insured?    [checkmark]  Yes              |_|  No
                 5.  If application is for $1,000,000 or more, have you secured financial data?        |_|  Yes  |_|  No
                 6.  If (proposed) Insured is under age 15, are parents/guardians, all siblings insured?
                     |_|  Yes    |_|  No          Please provide amounts:  $
---------------------------------------------------------------------------------------------------------------------------------
Premium          1.  Billing Information                                2.  Premium Information
Information      [checkmark]  Annual                                         |_|  Full Modal Premium  $__________________
                 |_|  Semi-Annual                                    [checkmark]  Planned Modal Prem. $XXXX.XX
                 |_|  Quarterly                                              |_|  Additional Premium  $__________________
                 |_|  List Bill - Add to Existing ________________
                 |_|  Monthly Check Plan
                 |_|  Monthly List Bill
                      Add to existing Account _______________
                 3.  Premium Payor name and address (if other than proposed insured) (Include Street, City, State,
                     Zip)

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

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Additional
                 ----------------------------------------------------------------------------------------------------------------
Information
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

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Agent            1.  Replacement?       If yes:
                                        -------------------------------------------
Information      |_| Yes                |_|  Internal       |_| Internal 1035
                 [checkmark] No         |_|  External       |_| External 1035
                 2.  If the law requires, has the Cost Disclosure Statement been given and will the Cost Disclosure
                     Policy Summary to be delivered with the policy?           [checkmark]  Yes               |_|  No
                 3.  Has the required Underwriting Notice been given?          [checkmark]  Yes               |_|  No
                 4.  Besides yourself will any other third party be compensated to influence the applicant's decision to
                     purchase this policy?        |_|  Yes   [checkmark]  No     If yes, provide the name of that third party.
---------------------------------------------------------------------------------------------------------------------------------
Agent's Name     I. M. Agent
                 ----------------------------------------------------------------------------------------------------------------
Address          15 Oak Street, Albany, NY 12257
                 ----------------------------------------------------------------------------------------------------------------
Phone No.        (212) 666-1234
                 ----------------------------------------------------------------------------------------------------------------
                 LIFE CODE                                                  MARKET AGENCY CODE
                 0123                                                       567
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------

[Aetna logo]

                                      Aetna Life Insurance and Annuity Company
                                      Hartford, Connecticut 06156

                                  Authorization

TO: Any licensed physician, medical practitioner, hospital, clinic or medically related facility, insurance company, consumer reporting agency, MIB, Inc., and the insurance producer through whom application is being made.

On behalf of myself and any of my minor children proposed for insurance in the application, I hereby authorize you to release to Aetna Companies named above for purposes of determining eligibility for life insurance coverage or claims for benefits:
              any information or records concerning the mental and physical history, condition and treatment, general character, habits, reputation, mode of living, occupation, income, financial status, aviation activities and hazardous hobbies of any proposed insured.
This authorization is valid until 2 years after the effective date of any contract issued in connection with this authorization, or for use in an investigation of a claim for benefits that is submitted on the contract within this two year period.

I authorize Aetna to obtain an investigative consumer report. These reports usually include an interview with the proposed insured. However I understand that I am entitled to be interviewed by any consumer reporting agency which may be asked to prepare such a report as long as I can reasonably be contacted during normal business hours.


  |_| (check if interview requested) Business hours telephone _________________

I have received Aetna's Underwriting Notice, which includes the MIB, Inc., and Fair Credit Reporting Act Notices. I understand that information pertaining to me will not be disclosed without my authorization except as described under "Disclosure of Information to Others" in the accompanying Underwriting Notice, or as otherwise permitted or required by law.

I understand that the information released under this authorization will be used for purposes of determining eligibility for life coverage or claims for benefits, and I authorize Aetna to redisclose the information for those purposes to MIB, Inc., to any reinsurer, and to other life insurance companies with whom I have or may apply for coverage or to whom a claim for benefits may be submitted.

A photocopy of this authorization shall be as valid as the original. I understand that upon request I may receive a copy of this authorization.

Signature of (Proposed) Insured           John J. Doe        Date       09-01-97
----------------------------------------- ------------------ ---------- --------

[Aetna logo]

                                      Aetna Life Insurance and Annuity Company
                                      Hartford, Connecticut 06156



Owner/Taxpayer Identification Number (must be completed)

|_|  Insured

|_|_|-|_|_|-|_|_|_|_|

[checkmark]         Owner           [checkmark]  Owner Date of Birth (mm/dd/yy)

###-##-####                                      01-01-52

|_|  Partnership        |_| Corporation        |_| Trustee        |_| Other

|_|_|-|_|_|-|_|_|_|_|

Certification -- Under penalties of perjury

1. The number shown above is my correct social security number/taxpayer identification number (or I am writing for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA) and payments other than interest and dividends).

CERTIFICATION INSTRUCTIONS. -- you must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature of Owner                                 Date
--------------------------------------------------------------------------------

Signature of Proposed Insured    John J. Doe       Date       09-01-97
--------------------------------------------------------------------------------

[Aetna logo]

                                 ADDENDUM SHEET

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Application               ADDITIONAL INFORMATION
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Question #
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        Date                          Signature of (Proposed Insured)

[Aetna logo]
                             TRANSMITTAL LETTER FOR
                             LIFE INSURANCE


1.  Purpose of Insurance:

2.  Income:

A.  Individual earned income, bonuses, stock options, etc.               $
                                                                         ------------------------------------------
B.  Annual unearned income and sources.                                  $
                                                                         ------------------------------------------
                                                                         $
                                                                         ------------------------------------------

$                                      $                                 $
--------------------------------       -----------------------------     -------------------------------------------
        Personal Assets                        Liabilities                               Net Worth

3.  If Business Insurance:

Structure:              |_| Corporation            |_| Partnership            |_|  Sole Proprietorship


Other Principals? |_|  Yes    |_|  No

If Yes, are other principals commensurately insured? |_|  Yes     |_|  No


If Yes, names and duties:                                                Active In Business
                                                                         |_|  Yes              |_|  No
------------------------------------------------------------------------
                                                                         |_|  Yes              |_|  No
------------------------------------------------------------------------
                                                                         |_|  Yes              |_|  No
------------------------------------------------------------------------

                               PROFILE OF BUSINESS

Product or service sold/rendered
                                               ---------------------------------------------------------------------
Number of Employees:
                                               ---------------------------------------------------------------------

$                                         $                                       $
------------------------------------      --------------------------------        ----------------------------------
              Assets                                Liabilities                               Net Worth


-----------------------------------------------------       --------------------------------------------------------
                 Gross/Annual Taxes                             Annual Net Income After Salaries/Expenses/Taxes

4.  Provide any additional information important to this application.






                                                           ---------------------------------------------------------
                                                                              Agent's Signature

                    (AMOUNT OVER $5,000,000 SUBMIT SUPPORTING
                DOCUMENTATION) The Company may require additional
                     supporting documentation at any amount.